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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of Sanmina of our report dated October 18, 1996 (except as to the 5th paragraph of note 14 which is dated November 14, 1996) included in Elexsys' Form 10-K for the year ended September 30, 1996 and to all references to our firm included in this Registration Statement.

                                          DELOITTE & TOUCHE

Costa Mesa, California
September 22, 1997